                                                                   EXHIBIT 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We  have  issued  our  reports  dated  February  12,  2003,   accompanying   the
consolidated  financial  statements and schedule of Healthcare  Services  Group,
Inc. and  subsidiaries  included in the Annual  Report on Form 10-K for the year ended December 31, 2002, which is incorporated by reference in this Registration
Statement.  We consent to the  incorporation  by reference  in the  Registration
Statement of the aforementioned reports.

New York, New York
July 25, 2003